Summary Prospectus

Russell U.S. Value Fund

February 29, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/Russell/. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated February 29, 2012, and the Fund’s most recent shareholder report, dated October 31, 2011, are all incorporated by reference into this Summary Prospectus.

Share Class:	Class C	Class E	Class I	Class S
Ticker:	RSVCX	RSVEX	RSVIX	RSVSX

Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
Advisory Fee	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.70%	0.70%	0.37%	0.45%
Total Annual Fund Operating Expenses	2.15%	1.40%	1.07%	1.15%
#	“Total Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class C Shares	Class E Shares	Class I Shares	Class S Shares
1 Year	$ 218	$ 143	$109	$ 117
3 Years	$ 673	$ 443	$340	$ 365
5 Years	$ 1,154	$ 766	$590	$ 633
10 Years	$ 2,483	$ 1,680	$1,306	$ 1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities economically tied to the U.S. In general, the Fund seeks to invest in stocks that appear to a money manager to be undervalued relative to their corporate worth, based on current or forecasted earnings, book or asset value, revenues, cash flow or other measures. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches to identifying undervalued securities are intended to complement one another. Fund assets not allocated to money managers are managed by Russell Investment Management Company (“RIMCo”). The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, and through the use of various instruments, including futures, options, swaps, and short-term investments. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

  Active Management . The securities selected for the portfolio may decline in value. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance.
  Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
  Equity Securities . The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in value stocks may never have their intrinsic values realized by the market or may not actually have been undervalued.
  American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) . ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
  REITs . REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

  Liquidity Risk . The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.
  Derivatives . Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.
  Market Volatility . Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.
  Economic and Market Events Risk . Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
  Government Intervention in and Regulation of Financial Markets . Changes in government regulation may adversely affect the value of a security.
  Increased Government Debt . A high national debt level may increase market pressures to meet government funding needs, by driving debt costs higher, causing the U.S. treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. Unstable debt values could cause declines in currency valuation and create certain systemic risks.
  Large Redemptions . Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period. The returns (both before and after tax) for the other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Return Before Taxes, Class C	(3.68)%	(5.44)%	1.25%
Return Before Taxes, Class E	(2.93)%	(4.70)%	2.10%
Return Before Taxes, Class I	(2.59)%	(4.39)%	2.45%
Return Before Taxes, Class S	(2.68)%	(4.48)%	2.33%
Return After Taxes on Distributions, Class S	(2.89)%	(5.24)%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	(1.46)%	(3.79)%	1.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	3.89%

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of unaffiliated money managers. The money managers for the Fund are:

• DePrince, Race & Zollo, Inc.	• Snow Capital Management, L.P.
• Numeric Investors LLC	• Systematic Financial Management LP

Portfolio Manager

David L. Hintz, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Hintz has managed the Fund since July 2010.

Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Class E and S Shares of the Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class C, Class E or Class S Shares. For Class I Shares, there is a $100,000 minimum initial investment for each account in each Fund. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

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